UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 7, 2000


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923




                 Illinois                               36-3873352
       ----------------------------                 -------------------
       (State or other Jurisdiction                  (I.R.S. Employer
             of Incorporation)                      Identification No.)



                               727 North Bank Lane
                           Lake Forest, Illinois 60045
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.   OTHER EVENTS.

     On September 7, 2000, Wintrust Financial Corporation ("Company") announced that it expects to incur a one-time after-tax charge of up to $2.7 million, or $0.30 per diluted common share, to its third quarter earnings. The charge is attributable to the recent discovery of a series of fraudulent loan transactions perpetrated by one independent insurance agency against the Company's premium finance subsidiary. The Company has commenced legal action against the agency and related parties, seeking recovery of the loss. The press release is filed as an exhibit to this report and is incorporated herein by reference.


FORWARD-LOOKING STATEMENTS

     This report contains forward-looking statements related to the Company's financial performance that are based on estimates. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Actual results could differ materially from those addressed in the forward-looking statements due to factors such as changes in economic conditions, competition, or other factors, that may influence the anticipated growth rate of loans and deposits, the quality of the loan portfolio and loan and deposit pricing, unanticipated changes in interest rates that negatively impact net interest income, unforeseen loan or lease losses, unexpected developments pertaining to the loss situation discussed above, slower than anticipated development and growth of the new trust and investment business, unanticipated changes in the temporary staffing industry, the ability to adapt successfully to technological changes to compete effectively in the marketplace, and the ability to attract and retain experienced senior management. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit

          Exhibit 99 - Press Release dated September 7, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  WINTRUST FINANCIAL CORPORATION
                                                  (Registrant)


Date:  September 25, 2000                         /s/ David A. Dykstra
                                                  ------------------------------
                                                  Executive Vice President &
                                                  Chief Financial Officer

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